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对外加工装配补偿贸易协议备案证明书

(2002) 东外经委证字第 457 号

东莞市对外加工装配服务公司报来该公司协同

东莞大岭山新丽塑胶五金制品厂 与

（香港）新丽工业有限公司 签定的加工

工模制造.塑胶五金制品.电子产品装配

协议书编号为 东贸协字(2002)031号 及壹个附件

经审查，符合本局 2002年11月06日 东外经贸字 第

14840 号批准证内容，准予备案。该项协议书可于

2002年11月06日 起生效.

东莞市对外贸易经济合作局

2002年11月06日

协　议　书

东贸协字(2002)第031号

2002年11月5日于东莞

为发展双方友好贸易来往，东莞市对外加工装配服务公司(商务代理)协同东莞市大岭山镇鸡翅岭经济发展总公司(简称甲方)与香港涛新铜工业有限公司(简称乙方)在平等互利的基础上，就来料加工五金、纸袋、塑胶五金制品、电子组装配业务，双方于2002年11月5日在东莞进行了充分协商，一致同意达成如下协议：

一、双方责任

1、乙方负责以不作价的方式提供加工生产所需的设备（详见清单），由2002年11月开始分期分批运进甲方工厂。设备总值HK $ 1827万，其不作价设备产权属于乙方。~~如乙方提供作价设备总值为HK $ ______(见清单)，则由甲方工厂在收取工缴费中逐批按______%偿还，偿还完毕后，其设备归甲方工厂所有，设备质量和价格须经甲方核实为准~~。

2、设备运进甲方工厂后，乙方应尽快派出技术人员到甲方工厂进行安装调试和技术指导，乙方技术人员的工资、旅差费、电话费、生活用电以

及膳宿费由乙方负责；甲方提供方便。

3、乙方不作价提供全部原料、辅料及包装物料。并经劳动部门雇请劳动工人，所加工产品全部出口交乙方。

4、甲方为乙方提供相应的厂房或土地，不断完善投资环境，并协助乙方办理有关部门的报批备案手续，协助乙方管理工厂的日常事务。

二、工缴费的计算

1、来料加工的工缴费，在坚持互利的原则下，经双方友好协商，确定第一个合同为试产合同，试产期为三个月，工缴费按人数核算，每人每月不少于 HK $ 600 。试产期满后，工缴费按实际出货数量与合同确定的加工单价核算。产品的加工单价按来样议定。人平每月（24个工作日，每日8小时）。工缴费不少于 HK $ 800 。

2、甲方负责提供厂房和场地、厂房面积为 6000 平方米，厂房租金及场地使用费由乙方在工缴费中缴付。厂房租金税由甲方负责缴纳。

三、承包款项计算

在协议执行过程中，考虑到甲方在不断完善投资环境方面投入的补偿，经双方友好协商同意双方利益按承包合同计算。

四、试产期损耗及次品处理

从协议生效日起，试产期为 3 个月，试产期的损耗率和次品率实报实销，期满后的实际损耗率和次品率由双方另行商定。

五、来料和交货期

乙方保证按本协议规定的加工量，每月提供足够数量的原辅料和包装物料，为使甲方工厂能正常生产，乙方须于每批产品生产前将所需原辅料运进甲方工厂。为使乙方业务能正常发展，甲方工厂应按双方商定的具体交货期、按时、按样、按量交货、具体事项在签订具体合同中订明。

六、付款方式

工缴费付款方式，双方同意采用先出后结，每月结清的方式。乙方通过甲方认可的 中国 银行用结汇方式汇款给甲方，逾期不汇，乙方应按香港当时的银行利率计算补偿给甲方，必要时甲方有权停止出货。

七、运输

原辅料及成品进出口均经国家规定的口岸，原辅料及成品从始发点至甲方工厂来回双程路段，所需的运杂费均由乙方负责。根据乙方的运货量，条件具备的，甲方可协助乙方办理 ~~吨直通车 辆。~~

八、保险

1、原辅料及包装物料运进及成品运出由乙方办理投保综合险；生产设备及在厂的原料、辅料、包装物料、在厂的产品及成品由乙方投保财产火险。以上保险费均由乙方负担。并由乙方与保险公司签订具体保险合同。

2、双方同意全体职工参加社会劳动保险并按工资比例缴交社会劳动保险金。

九、纳税

双方同意，保证依法缴税。

十、不可抗力

由于战争和严重的自然灾害以及双方同意的其他人力不可抗力事故，致使一方不能履行合同时，遇有上述事故的一方，应尽快将事故情况通知对方，并与对方协商延长履行协议的期限，对方由此而产生的损失，不得提出赔偿要求。

十一、仲裁

本协议在执行过程中，如发生争议，双方应本着友好方式进行协商解决，如未能解决时，提请中国国际贸易促进委员会深圳分会进行仲裁。仲裁裁决为终局裁决，对双方均有约束力。仲裁费用由败诉一方负担。

十二、协议有效期及其它

本协议经有关部门批准后生效。本协议从生效之日起为期拾 年，届时如需要延长或终止，应提前半年经双方友好协商确定。

1、进出口商务代理费，按工缴费总额的百分之五由乙方负责支付。

2、口岸建设资金，按工缴费总额的千分之二由乙方负责支付。

3、企业在招收工人、安排工种、厂房设备等方面，必须按照《劳动安全卫生管理条例》和《中华人民共和国消防条例》执行。要保障劳动者的合法权益，为劳动者提供符合劳动安全卫生要求的劳动场所和生活设备，保障劳动者身体健康。

本协议如有未尽事宜，随时经双方协商修改补充并经原批准机关批准，如缺一方或未经批准的均属无效。

本协议正本一式四份，甲方二份，商务代理一份，乙方一份，具有同等效力；副本若干份。

甲方：东莞市大岭山镇对外经济发展总公司

法定代表人：[illegible]

地址：大岭山镇[illegible]大楼　　电话：3381276

甲方工厂：东莞大岭山新丽制服五金制品厂

负责人：叶景乾

地址：大岭山镇[illegible]村[illegible]　电话：3347162

乙方：新丽工业有限公司

For and on behalf of 新丽工业有限公司 SUN LINE INDUSTRIAL LIMITED

法定代表人：[illegible]

Authorized Signature(s)

地址：香港[illegible]　　电话：00852-27491692

商务代理：东莞市对外加工装配服务公司（[illegible]部）

代表：[illegible]

地址：[illegible]二楼　　电话：2817317